Exhibit 10.72

SIXTH AMENDMENT TO AGREEMENT FOR SALE AND PURCHASE

This Sixth Amendment to the Agreement for Sale and Purchase (this “Amendment”) by and between WS CINCINNATI, LLC, a Delaware limited liability company, WS COLLEGE STATION JV, LLC, a Delaware limited liability company, WS-CNO JV, LLC, a Delaware limited liability company, WS-FNO, LLC, a Delaware limited liability company, and WS SPHERICAL STONE, LLC, a Delaware limited liability company (collectively, “Seller”), and AMERICAN REALTY CAPITAL HOSPITALITY PORTFOLIO WSC, LLC, a Delaware limited liability company (“Purchaser”) is made as of December 2, 2015 (the “Amendment Effective Date”). Seller and Purchaser are sometimes referred to collectively in this Amendment as the “Parties.”

RECITALS

A.    Seller and Purchaser entered into that certain Agreement for Sale and Purchase dated as of June 2, 2015, as amended pursuant to that certain First Amendment to Agreement for Sale and Purchase dated as of July 13, 2015, that certain Second Amendment to Agreement for Sale and Purchase dated as of July 13, 2015, that certain Third Amendment to Agreement for Sale and Purchase dated as of August 3, 2015, that certain Fourth Amendment to Agreement for Sale and Purchase dated as of October 8, 2015, and that certain Fifth Amendment to Agreement for Sale and Purchase dated as of October 27, 2015 (the “Purchase Agreement”).

B.    Seller and Purchaser desire to change the definition of Closing Date and have agreed to further amend the Purchase Agreement to reflect such modification on the terms and conditions set forth in this Amendment.

C.    All capitalized terms used without definition in this Amendment shall have the meanings assigned to such terms in the Purchase Agreement.

AGREEMENT

Now, therefore, for and in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree that the Purchase Agreement shall be amended and modified in accordance with Section 14.01(t) thereof as follows:

1.Closing Date. The definition of Closing Date in Section 1.01 of the Purchase Agreement is hereby amended by deleting the words “December 3, 2015” and replacing them with the words “December 8, 2015”.
2.    Delayed Closing Earnest Money. For and in consideration of this Amendment and the extension of the Closing Date, Purchaser shall, no later than 5:00 p.m. Eastern Time on December

2, 2015, deposit with the Escrow Company, as escrow agent, the additional non-refundable amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000) (the “Delayed Closing Earnest Money”). The Delayed Closing Earnest Money shall form part of the Earnest Money for all purposes of the Purchase Agreement. The Escrow Company shall disburse the Delayed Closing Earnest Money to Seller as directed by Seller in writing and without further instruction, approval or consent of Purchaser, no later than 3:00 p.m. Eastern Time on December 3, 2015. The Delayed Closing Earnest Money shall be allocated among only the WS Cincinnati Hotel, the WS College Station Hotel, and the WS Spherical Hotel, in accordance with the allocation schedule attached hereto as Schedule 1.
3.    Purchaser Closing Election. On or before 12:00 p.m. Eastern Time on December 7, 2015, Purchaser may, upon written notice to Seller, elect not to consummate the Closing of the WS-CNO JV Hotel and the WS-FNO Hotel (collectively, the "Nashville Hotels"), and only consummate the Closing of the WS College Station Hotel, the WS Spherical Hotel, and the WS Cincinnati Hotel (collectively, the “Non-Nashville Hotels”), in which case (i) the total Purchase Price of the Non-Nashville Hotels shall be increased at Closing by FIVE HUNDRED THOUSAND DOLLARS ($500,000), which Purchase Price shall be allocated among the Non-Nashville Hotels in accordance with the allocation schedule attached hereto as Schedule 2; (ii) Purchaser and Seller shall proceed with the Closing of the Non-Nashville Hotels as otherwise set forth in the Purchase Agreement; and (iii) Seller shall be entitled to keep and retain the Allocated Earnest Money for the Nashville Hotels as liquidated damages and not as a penalty, as a result of Purchaser's failure to consummate the Closing of the Nashville Hotels, it being acknowledged and agreed by Purchaser that Seller's damages resulting from Purchaser's failure to consummate the Closing of the Nashville Hotels are difficult to determine and the amount of the Allocated Earnest Money for the Nashville Hotels is a fair and reasonable estimate of those damages.
4.    Ratification. Seller and Purchaser ratify and confirm the continued force and effect of the Purchase Agreement, as modified by this Amendment. Seller and Purchaser agree that all terms and provisions of the Purchase Agreement shall be and remain in full force and effect as therein written, except as otherwise expressly provided herein.
5.    Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.
6.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same Amendment.
7.    Effective Date. This Amendment shall be in full force and effect as a binding obligation of the Parties from and after the Amendment Effective Date.
[signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

WS CINCINNATI, LLC,
a Delaware limited liability company

By: /s/ Jonathan H. Paul
Name: Jonathan H. Paul
Title: Authorized Signatory

WS COLLEGE STATION JV, LLC,
a Delaware limited liability company

By: WS College Station, LLC, its Manager

By: /s/ Jonathan H. Paul
Name: Jonathan H. Paul
Title: Authorized Signatory

WS-CNO JV, LLC,
a Delaware limited liability company

By: WS-CNO, LLC, its Manager

By: /s/ Jonathan H. Paul
Name: Jonathan H. Paul
Title: Authorized Signatory

WS-FNO, LLC,
a Delaware limited liability company

By: /s/ Jonathan H. Paul
Name: Jonathan H. Paul
Title: Authorized Signatory

WS SPHERICAL STONE, LLC,
a Delaware limited liability company

By: /s/ Jonathan H. Paul
Name: Jonathan H. Paul
Title: Authorized Signatory

PURCHASER:
AMERICAN REALTY CAPITAL
HOSPITALITY PORTFOLIO WSC, LLC,
a Delaware limited liability company

Signature Page to the Sixth Amendment of the Agreement for Sale and Purchase

By:     /s/ Paul C. Hughes
Name:    Paul C. Hughes
Title:    Authorized Signatory

Signature Page to the Sixth Amendment of the Agreement for Sale and Purchase

Acknowledged and agreed:
GUARANTOR:
WHEELOCK STREET REAL ESTATE FUND, L.P.
By: WHEELOCK STREET REAL ESTATE FUND G.P., L.L.C., its General Partner

By: /s/ Jonathan H. Paul
Name: Jonathan H. Paul
Title: Authorized Signatory

Signature Page to the Sixth Amendment of the Agreement for Sale and Purchase

The undersigned Escrow Company hereby agrees to (i) accept the foregoing Amendment, (ii) be Escrow Company under said Amendment, and (iii) be bound by said Amendment in the performance of its duties under said Amendment and Purchase Agreement.

ESCROW COMPANY:
CHICAGO TITLE INSURANCE COMPANY

By: /s/ Edwin G. Ditlow ___
Name: Edwin G. Ditlow
Its:     Vice President

Schedule 2 to Sixth Amendment of the Agreement for Sale and Purchase